SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Immunome, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! IMMUNOME, INC. 2024 Annual Meeting Vote by June 11, 2024 8:59 PM PT IMMUNOME, INC. 18702 N. CREEK PARKWAY SUITE 100 BOTHELL, WA 98011You invested in IMMUNOME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regardin the availability of proxy materials for the stockholder meeting to be held at 8:30 AM Pacific Time on June 12, 2024 virtually at www.virtualshareholdermeeting.com/IMNM2024.  Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2024 8:30 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/IMNM2024 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends  1. Election of the two nominees for Class I director named herein to hold office until the 2027 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until his or her respective earlier death, resignation or removal. Nominees: 1a. Clay B. Siegall, Ph.D. For 1b. 1b. Carol Schafer For 2. To ratify, in a non-binding vote, the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. For NOTE: To conduct any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”